UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2019

GIGCAPITAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38320	82-3027430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2479 E. Bayshore Rd., Suite 200 Palo Alto, CA		94303
(Address of Principal Executive Offices)		(Zip Code)

(650) 276-7040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GIG	The NYSE Stock Market LLC

Warrants to receive one share of Common Stock	GIG.WS	The NYSE Stock Market LLC

Right to receive one-tenth of one share of Common Stock	GIGr	The NYSE Stock Market LLC

Units, each consisting of one share of Common Stock, one right and three-fourths of one warrant	GIG.U

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

The information set forth below under this Item 7.01, including the attached Exhibit 99.1, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Investor Presentation

Attached as Exhibit 99.1 to this Report is the form of investor presentation to be used by the GigCapital, Inc., a Delaware corporation (“GigCapital”), and Kaleyra S.p.A., a company with shares formed under the laws of Italy (“Kaleyra”), in presentations regarding their proposed business combination (the “Transaction”) pursuant to the terms of a Stock Purchase Agreement dated February 22, 2019 (the “Stock Purchase Agreement”) by and between GigCapital, the holders of the ordinary shares of Kaleyra (the “Selling Stockholders”) and Shareholder Representative Services LLC, (the “Seller Representative”) as representative for the Selling Stockholders, that Kaleyra and GigCapital will give on May 29, 2019 at the Cowen and Company 47th Annual Technology, Media & Telecom Conference and on May 30, 2019 at the Ladenburg Thalmann Technology Expo 2019.

Non-GAAP Financial Measure and Related Information

This Current Report on Form 8-K includes reference to adjusted EBITDA, a financial measure that is not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Adjusted EBITDA is defined as of any date of calculation, the consolidated pro forma earnings of Kaleyra and its subsidiaries, before finance income and finance cost (including bank charges), tax, depreciation and amortization calculated from the unaudited consolidated financial statements of such party and its subsidiaries, plus (i) transaction expenses of Kaleyra and GigCapital, (ii) without duplication of clause (i), severance or change of control payments, (iii) any expenses related to company restructuring, (iv) the EBITDA for pre-acquisition period of subsidiaries, (v) any compensation expenses relating to stock options, restricted stock units, restricted stock or similar equity interests as may be issued by the post-combination company or any of its subsidiaries to their employees and (vi) any provision for the write down of assets. Adjusted EBITDA is being used to determine whether conditions have been achieved that would result in the issuance of an earnout pursuant to the terms of the Stock Purchase Agreement. GigCapital management also believes that this non-GAAP measure of Kaleyra’s financial results will provide useful information to management and investors regarding certain financial and business trends relating to Kaleyra’s anticipated financial condition and results of operations. Investors should not rely on any single financial measure to evaluate Kaleyra’s anticipated business.

Additional Information

Additional information about the Transaction will be described in the GigCapital’s preliminary proxy statement relating to the Transaction and the respective businesses of GigCapital and Kalerya, which GigCapital will file with the SEC. GigCapital’s stockholders and other interested persons are advised to read, once available, the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with GigCapital’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Transaction, because these documents will contain important information about GigCapital, Kaleyra and Transaction. The definitive proxy statement will be mailed to stockholders of GigCapital as of a record date to be established for voting on the Transaction.

Stockholders are urged to read the proxy statement when it becomes available because it will contain important information. Stockholders will be able to obtain a free copy of the preliminary or definitive proxy statement proxy statement, as well as other filings containing information about GigCapital, without charge, at the SEC’s website located at www.sec.gov. Copies of the proxy statement, once available, and other filings with the SEC can also be obtained, without charge, by directing a request to Tara McDonough, Vice President and Chief Financial Officer, GigCapital, Inc., 2479 E. Bayshore Rd., Suite 200, Palo Alto, CA, or by telephone at (650) 276-7040.

GigCapital and Kaleyra, and their respective directors and executive officers may be deemed to be participants in the solicitations of proxies from GigCapital’s stockholders in respect of the Transaction. Information regarding GigCapital’s directors and executive officers is available in its Form 10-K filed with the SEC on December 6, 2018. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be contained in the proxy statement when it becomes available.

This Current Report on Form 8-K, including the attached exhibit, may include forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 regarding the Transaction, GigCapital and Kaleyra. All statements, other than statements of historical facts, included in this Current Report on Form 8-K and the attached exhibits that address activities, events or developments that GigCapital and/or Kaleyra expects or anticipates will or may occur in the future are forward-looking statements and are identified with, but not limited to, words such as “believe” and “expect”. Such forward-looking statements include, but are not limited to, statements regarding the closing of the combination and the expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the business combination and future business plans of GigCapital and Kaleyra management teams. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These statements are based on certain assumptions and analyses made by the management of GigCapital and/or Kaleyra in light of their respective experience and their perception of historical trends, current conditions and expected future developments and their potential effects on Kaleyra and GigCapital as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting GigCapital or Kaleyra will be those anticipated and actual results may differ materially from those expressed in this Current Report on Form 8-K and in the attached exhibits due to many factors such as, but not limited to, the ability to satisfy closing conditions for the Transaction, including that GigCapital stockholders will approve the Transaction, the ability of the combined company to meet the NYSE’s listing standards, and that the combined company will have sufficient capital upon the approval of the Transaction to operate as anticipated. Should one or more of these risks or uncertainties materialize, or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. These statements speak only as of the date they are made and neither GigCapital nor Kaleyra undertakes any obligation to update any forward-looking statements contained in this Current Report on Form 8-K to reflect events or circumstances which arise after the date of this Current Report on Form 8-K.

No Offer or Solicitation

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Item 8.01	Other Events.

The disclosure set forth above in Item 7.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Investor Presentation dated May 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2019

By:	/s/ Dr. Avi S. Katz
Name:	Dr. Avi S. Katz
Title:	Chief Executive Officer, President and Executive Chairman of the GigCapital, Inc. Board